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Scudder High Yield Bond Fund

Supplement to Prospectus dated July 1, 1997
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 How to compare a Scudder Family of Funds pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder High Yield Bond Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder Family of Funds pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)                  NONE

     Commissions to reinvest dividends                                  NONE

     Deferred sales charge                                              NONE

     Redemption fees payable to the Fund                                1.00%*

     Exchange fees payable to the Fund                                  1.00%*

 2) Annual Fund operating expenses: Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ending February 28, 1998.

     Investment management fee (after waiver)                           0.00%**

     12b-1 fees                                                         NONE

     Other expenses (after reimbursements)                              0.25%**
                                                                        ----

     Total Fund operating expenses (after waiver and
     reimbursements)                                                    0.25%**
                                                                        =====

 Example

 Based on the estimated level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders.

                  1 Year                      3 Years
                  ------                      -------
                    $3                           $8

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

 * There will be a 1% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year, except for shares sold through Personal Counsel. You may redeem by writing or calling the Fund. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Exchanging and redeeming shares."

 ** Until June 30, 1998, the Adviser and certain of its subsidiaries have agreed to waive and/or reimburse all of their fees payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.25% of average daily net assets. If the Adviser and its subsidiaries had not agreed to waive and reimburse all of their fees, annualized Fund expenses would have been: investment management fee 0.70%, other expenses 1.05% and total operating expenses 1.75% for the initial fiscal period ended February 28, 1997. It is estimated that annualized Fund expenses would be 0.70%, 0.54%, and 1.24%, respectively, for the fiscal year ending February 28, 1998 if the Adviser and certain of its subsidiaries had not agreed to waive and/or reimburse all of their fees payable by the Fund. For the Fund's initial fiscal period, the Adviser did not receive an investment management fee.
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December 31, 1997